Deutsche Bank Investor Conference

Hong Kong
October, 2006

Forward looking disclosure

Certain matters discussed in this presentation may constitute forward-looking statements within the meaning of the federal securities laws that inherently include certain risks and uncertainties.  Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including our ability to generate sufficient liquidity on favorable terms; the size and frequency of our securitizations; interest rate fluctuations on our assets that differ from our liabilities; increases in prepayment or default rates on our mortgage assets; changes in assumptions regarding estimated loan losses and fair value amounts;
changes in origination and resale pricing of mortgage loans; our compliance with applicable local, state and federal laws and regulations and the impact of new local, state or federal legislation or regulations or court decisions on our operations; the initiation of margin calls under our credit facilities; the ability of our servicing operations to maintain high performance standards and maintain appropriate ratings from rating agencies; our ability to expand origination volume while maintaining an acceptable level of overhead; our ability to adapt to and implement technological changes; the stability of residential property values; the outcome of litigation or regulatory actions pending against us; the impact of general economic conditions; and other risk factors that are from time to time included in our filings with the SEC, including our 2005 Quarterly Report on Form 10-Q.  Other factors not presently identified may also cause actual results to differ.  Management continuously updates and revises these estimates and assumptions based on actual conditions experienced.  It is not practicable to publish all revisions and, as a result, no one should assume that results projected in or contemplated by the forward-looking statements will continue to be accurate in the future.  This presentation contains statistics and other data that in some cases have been obtained from, or compiled from, information made available by service providers or included in publicly filed reports of other entities.  Although we believe this information to be reliable,  we are not able to independently verify the accuracy thereof.

Overview

Founded:  June, 1996

IPO:  October, 1997   (NYSE: NFI)

$1.0 billion market cap;  $546 million of GAAP equity

Top 20 residential mortgage ABS issuer

Current production run rate of $900 million per month

Cost to originate in the 1.75%-2.00% range

Servicer rating of “Strong” by S&P

Completed 37 ABS transactions, total issuance $34 billion

Disciplined underwriting approval through automated system
manages to a 4.0-6.0% (pre- MI) loss under normal market
conditions.

NovaStar Organizational Structure

NovaStar Operating Strategy

NovaStar is structured as a REIT

Parent company does not pay corporate taxes

Focus is on being a portfolio investor vs. pure mortgage banking

Originate high margin, non-conforming residential mortgages

Service our own collateral (no third party servicing)

Use technology to be an efficient originator and servicer

Create mortgage securities with good risk-adjusted returns
from our loans through securitization

Use capital markets to price and manage risks

Interest rate risks hedged with swaps / caps

Credit risk managed through the purchase of deep MI

Origination Strategy

Primarily an A- wholesale lender

Vertical integration

Originator and end investor

Whole loan portfolio exceeding $16 billion

Centralized origination operation

Strive to be a low cost producer - cost to originate below 2.00%

Better risk controls - over 25% appraisal reviews

Manage underwriting - 100% prefunding audits

Diversify credit risk  - deep MI

Focus on developing competitive advantages in every
channel in which we choose to operate

Distribution Channels

Wholesale

Production centers located in Cleveland, OH; Lake Forest, CA and Salt
Lake City, Utah

382 person inside & outside sales force located in 42 states call on a customer base of over 16,400 independent retail brokers

Compete on service, primarily a price taker

Correspondent / Mini Bulk

Sales force dedicated solely to the sourcing of closed loans

Focus is on the purchase of mini bulk pools ($1-$20 million)

Attempt to create competitive advantages by offering small warehouse lines and private labeling our origination system

Current production run rate of approx. $50-$100 million per quarter

Distribution Channels - Continued

Retail

Offices located in Columbia, MD and Kansas City, MO focusing primarily on retention of existing portfolio

Total of 119 loan officers

Secondary focus on new business using primarily purchased leads

Current production run rate of approx. $200-$300 million per quarter

Oak Street Mortgage acquisition pending

Transaction would add up to 21 traditional retail outlets located in 14 states

Historical Production

8/31/06YTD

2005

2004

2003

2002

Total Nonconforming Production

$6.71B

$9.28B

$8.42B

$5.25B

$2.50B

Wholesale

85%

75%

65%

67%

79%

Retail

10%

16%

25%

28%

19%

Correspondent / Mini Bulk

5%

9%

10%

5%

2%

Securitizations

5

4

4

4

3

Resecuritizations

0

1

3

1

1

Non-Conforming Production

$0

$500

$1,000

$1,500

$2,000

$2,500

$3,000

Quarter

0.00%

0.50%

1.00%

1.50%

2.00%

2.50%

3.00%

3.50%

4.00%

Principal Originated

Cost to Originate

NovaStar Origination Practices

100% Pre-funding Audit

Quality/Fraud procedures for new and existing brokers

Watch list / Do not take list for 3rd party vendors

Verification of borrower identity, employment, income, occupancy

100% Appraisal Review – all appraisals reviewed by underwriter as well as ran through fraud detection screen (Core Logic’s History Pro)

75% cleared by underwriter using AVMs or on-line data sources (SiteXdata)

25% referred to on staff licensed appraisers

15% of those reviewed by staff appraisers have their value reduced

Post Funding Quality Control - Identifies negative trends / provides feedback

5%-10% random review of production within 45 days of funding

Predatory Lending Issues

We do not originate high cost loans (HOEPA or State High Cost loans)

Net tangible benefit test automated and performed on all eligible loans

Adhere to the FNMA fee test (5% max) on all loans where NovaStar acts as the lender

Risks and Risk Management

Interest rate/prepayment

Hedging - match duration using swaps and caps

Prepayment/convexity - prepayment penalties

Portfolio is hedged within maximum exposure of 10% of equity up/down 100 bps

Credit

Geographic diversification

Lender paid deep MI to 50-55% LTV

Common sense U/W and strong quality control

Servicing

Liquidity

$3.65 billion of committed borrowing capacity from 4 separate lenders

Servicing Overview

$16 billion portfolio representing 105,000 accounts

22nd largest sub-prime servicer (as of 6/30/06;  Source: Inside B&C Lending)

Total staff of 252

17 years average experience among Management/Supervisors

Approved FHA, VA, Fannie Mae and Freddie Mac
seller/servicer

Rated by all three rating agencies

S&P:  Strong

Moody’s:  SQ2

Fitch:  RSP2-

Servicing

$0

$2,500

$5,000

$7,500

$10,000

$12,500

$15,000

$17,500

Quarter

0.00%

0.10%

0.20%

0.30%

0.40%

0.50%

Principal Serviced

Cost to Service

2006 Q2 YTD Results

GAAP earnings of $55.4 million; $1.68 / share

$2.80 dividend / share (common)

$190 million of cash and available liquidity

Completed 4 securitizations involving $4.7 billion of
collateral

Two REMICS, two owners trust transactions

Closed first Alt A deal (POA collateral)

Collateral Performance
Pre-Mortgage Insurance

(All data as of September 30, 2006 unless stated otherwise)

Production Summary

Year

Average

Balance

WAC

LTV

CLTV

FICO

PPP

(% with)

PPP

Years

ARM

NON-FULL

DOC

NOO

CASH OUT

1997-98

$104,857

10.04%

79.6%

81.2%

604

70%

2.2

68%

35.1%

5.9%

52.9%

1999

$100,903

9.91%

81.6%

82.9%

615

90%

3.2

64%

39.8%

7.7%

49.5%

2000

$116,458

10.57%

82.6%

85.0%

616

90%

2.9

77%

41.3%

6.1%

42.7%

2001

$132,426

9.86%

83.1%

85.9%

614

81%

2.4

72%

39.2%

4.4%

48.4%

2002

$150,614

8.34%

81.5%

83.9%

628

80%

2.4

68%

46.0%

3.6%

56.0%

2003

$157,801

7.32%

80.5%

83.1%

638

77%

2.3

67%

50.7%

3.5%

60.8%

2004

$159,896

7.62%

82.4%

84.3%

622

72%

1.9

83%

50.4%

4.1%

60.0%

2005

$184,178

7.72%

81.8%

85.5%

631

64%

1.5

82%

53.9%

4.6%

59.2%

2006YTD

$210,628

9.01%

82.7%

87.1%

622

61%

1.5

81%

53.6%

4.8%

57.1%

Actual Loss Severity

Production Year

Loans

Principal

Liquidated

Average

Balance

Loss

Severity

1997-1998

2,083

$205,962,315

$98,878

42.4%

2000

594

$65,721,034

$110,641

36.3%

2001

918

$105,159,144

$114,552

35.5%

2002

831

$108,093,546

$130,076

32.5%

2003

843

$101,569,632

$120,486

32.4%

2004

1,114

$146,667,895

$131,659

31.3%

2005

229

$29,154,372

$127,312

30.2%

2000-2005

4,529

$556,365,623

$122,845

31.1%

Production Performance

Production Performance

Early Performance Indicators

Year

First Payment Default

(MBA method)

First Payment Default

(OTS method)

Early Payment Default

(OTS method)

1997-1998

4.67%

2.05%

9.20%

2000

1.65%

0.80%

5.61%

2001

1.33%

0.66%

5.02%

2002

1.05%

0.45%

2.77%

2003

0.67%

0.25%

1.79%

2004

1.49%

0.54%

3.27%

2005

1.78%

0.66%

3.59%

2000-2005

1.37%

0.52%

3.16%

                 *Early payment default is defined as missing one payment in the first six payments

Additional Data

    Complete production and performance data can be found on
NovaStar’s websites:

http://www.novastarbondinvestors.com/

Static pool data

Offering documents

Bond remittance statements

http://www.novastarmortgage.com/corporate/

Monthly production reports

Mortgage insurance claim statistics

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